INCOME TAX (EXPENSE)/ BENEFIT	12 Months Ended
Dec. 31, 2024
Income Tax Disclosure [Abstract]
Income taxes (expense)/ benefit

11.	INCOME TAX (EXPENSE)/ BENEFIT
The components of income tax (expense)/benefit are as follows:

	Year ended December 31,
(in thousands of $)	2024	2023	2022
Current tax expense	(718)	(521)	(520)
Deferred tax benefit/ (expense)	736	(1,349)	958
Total income tax benefit/(expense)	18	(1,870)	438

The income taxes for the years ended December 31, 2024, 2023 and 2022 differed from the amounts computed by applying the Bermuda statutory income tax rate of 0% as follows:

	Year ended December 31,
(in thousands of $)	2024	2023	2022
Effect of movement in deferred tax and prior period adjustment	736	(1,349)	958
Effect of prior periods adjustment in current tax	(108)	189	346
Effect of taxable income in various countries	(610)	(710)	(866)
Total income tax benefit/ (expense)	18	(1,870)	438
Jurisdictions open to examinations

The earliest tax years that remain subject to examination by the major taxable jurisdictions in which we operate are: 2023 (UK and Brazil), 2021 (Croatia), 2020 (Norway) and 2019 (Mauritania/Senegal).
Deferred taxes

Deferred income taxes reflect the impact of temporary differences between the amount of assets and liabilities recognized for financial reporting purposes and such amounts recognized for tax purposes and pensions.

For the years ended December 31, 2024, 2023 and 2022, the deferred taxes related to our defined benefit pension plan were presented under “(Losses)/gains associated with pensions, net of tax” in the consolidated statement of comprehensive income, amounting to $0.3 million expense, $1.4 million benefit and $0.7 million expense, respectively.
As of December 31, 2024, we have a deferred tax asset of $0.1 million (2023: $0.3 million liability).